UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33515	13-3690261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Zang Street, Suite 300

Lakewood, Colorado 80228

(Address of principal executive offices)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 18, 2013, Einstein Noah Restaurant Group, Inc. (the “Company”), Greenlight Capital, Inc. and its affiliates, and Morgan Stanley & Co, LLC, as underwriter, completed the previously announced underwritten secondary public offering of 2.5 million shares of the Company’s common stock by Greenlight Capital, Inc. and its affiliates. The Company did not receive any proceeds from the offering.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 12, 2013, among the Company, the Selling Shareholders and Morgan Stanley & Co. LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Rhonda J. Parish
Rhonda J. Parish
Date: November 18, 2013		Chief Legal Officer and Corporate Secretary